================================================================================
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): Sept 15, 2000

                      BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


               Delaware                        333-16233                         93-1225376
-------------------------------------  -------------------------  ----------------------------------------
    State or other jurisdiction of       (Commission File No.)      (I.R.S. Employer Identification No.)
     incorporation or organization


               c/o Bay View Bank
              1840 Gateway Drive
             San Mateo, California                             94404
---------------------------------------------            --------------
    Address of principal executive offices                   Zip Code


      Registrant's telephone number, including area code: (650) 573-7310

________________________________________________________________________________
  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1  Monthly Servicer's Reports dated  August 31, 2000


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                             BAY VIEW 1999 LG-1 AUTO TRUST
                                             Bay View 2000 LJ -1 Auto Trust
                                        BY:  BAY VIEW SECURITIZATION CORPORATION
                                             ORIGINATOR OF TRUST



Dated: Sept 15, 2000                         By:  /s/ Michael J. LaOrange
                                                  -----------------------
                                                  Michael J. LaOrange
                                                  Vice President